Goodwill	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill
The Company evaluates goodwill for impairment at least annually during the fourth quarter, or whenever events or changes in circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Impairment testing for goodwill is performed at the reporting unit level. The Company identifies its operations within three reporting units: 1) Exploration and Production; 2) Midstream - Gathering; and 3) Midstream - Water (which had not been ascribed goodwill as of December 31, 2015 and 2014). As a result of the acquisition of the remaining 50% interest in Alpha Holdings in our Marcellus joint venture, the Company allocated $294.9 million and $39.1 million of goodwill to the Exploration and Production and Midstream - Gathering reporting units, respectively.
In estimating the fair value of the Company’s reporting units as part of step one of the annual goodwill impairment test, the Company used the income approach and the market approach. The Company employed the discounted cash flow method within the income approach which uses significant inputs not observable in the public market (Level 3). Key inputs within the income approach include estimates and assumptions related to future production and throughput volumes, commodity prices, operating costs, capital spending and changes in working capital. The Company employed the guideline public company method within the market approach which considers market multiples derived from market prices of publicly traded stocks of companies engaged in similar lines of business as our reporting units. Estimating the fair value of the reporting units requires considerable judgment and determining fair value is sensitive to changes in assumptions impacting management’s estimates of the future financial results of the reporting units. Although the Company believes the estimates and assumptions used in estimating the fair value of our reporting units are reasonable and appropriate, different assumptions and estimates could materially impact the calculated fair value of the reporting units. Additionally, actual future results could differ from our current estimates and assumptions.
The Company elected the option to default immediately to the first step of the annual goodwill impairment test. The results of the first step indicated that the carrying value of the Exploration and Production reporting unit exceeded its fair value. Due to the result of step one of the annual goodwill impairment test for the Exploration and Production reporting unit, the Company performed the second step of the goodwill impairment analysis comparing the implied fair value of the reporting unit’s goodwill to its carrying amount and determined that such goodwill was fully impaired. As a result, the Company recorded an impairment charge of $294.9 million to eliminate the carrying value of goodwill of the Exploration and Production reporting unit at December 31, 2015. Management considered the negative industry and market trends, including the decline in commodity prices and overall market performance of the Company’s peers and the Company, to be the primary reasons of impairment. There were no impairments recorded related to the Midstream - Gathering reporting unit as a result of the annual goodwill impairment test.
Goodwill as of December 31, 2015 and 2014 is detailed below.

(in thousands)	Exploration and Production	Midstream - Gathering
Balance, December 31, 2013	$—	$—
Additions	294,908	39,142
Balance, December 31, 2014	294,908	39,142
Impairment	(294,908)	—
Balance, December 31, 2015	$—	$39,142